Fair value measurements	12 Months Ended
Dec. 31, 2012
Fair value measurements [Abstract]
Fair value measurements

2. Fair value measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement hierarchy prioritizes the inputs to valuation techniques used to measure fair value as follows:

•	Level 1: Valuations based on inputs such as quoted prices for identical assets or liabilities in active markets that the entity has the ability to access.
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Level 2: Valuations based on inputs other than level 1 inputs such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.

•	Level 3: Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). A financial instrument’s fair value classification is based on the lowest level of any input that is significant in the fair value measurement hierarchy.

Financial assets and financial liabilities measured at fair value on a recurring basis

Investments in money market funds (as part of our cash and cash equivalents) have fair value measurements which are all based on quoted prices for identical assets or liabilities.

Our available-for sale financial instruments consist of Dutch Treasury Certificates and deposits with the Dutch government. Dutch Treasury Certificates are traded in an active market and the fair value is determined based on quoted market prices for identical assets or liabilities. The fair value of deposits is determined with reference to quoted market prices for similar assets or discounted cash flow analysis.

The principal market in which we execute our derivative contracts is the institutional market in an over-the-counter environment with a high level of price transparency. The market participants usually are large commercial banks. The valuation inputs for our derivative contracts are based on quoted prices and quoting pricing intervals from public data sources; they do not involve management judgement.

The valuation technique used to determine the fair value of forward foreign exchange contracts (used for hedging purposes) approximates the Net Present Value technique (“NPV”) which is the estimated amount that a bank would receive or pay to terminate the forward foreign exchange contracts at the reporting date, taking into account current interest rates and current exchange rates.

The valuation technique used to determine the fair value of interest rate swaps (used for hedging purposes) is the Net Present Value technique, which is the estimated amount that a bank would receive or pay to terminate the swap agreements at the reporting date, taking into account current interest rates.

Our 5.75 percent senior notes due 2017 (“Eurobond”) serve as a hedged item in a fair value hedge relationship in which we hedge the variability of changes in the fair value of our Eurobond due to changes in market interest rates with interest rate swaps. The fair value changes of these interest rate swaps are recorded on the balance sheet under derivative financial instruments (within other current assets and other non-current assets) and the carrying amount of the Eurobond is adjusted for these fair value changes only. For the actual fair value, including credit risk considerations, see Note 14.

The following table presents our financial assets and financial liabilities that are measured at fair value on a recurring basis:

As of December 31, 2012 (in thousands)	Level 1 EUR	Level 2 EUR	Level 3 EUR	Total EUR

Assets
Derivative financial instruments [1]	-	151,748	-	151,748
Money market funds [2]	385,420	-	-	385,420
Short-term investments [3]	279,988	650,017	-	930,005

Total	665,408	801,765	-	1,467,173

Liabilities
Long-term debt [4]	-	759,490	-	759,490
Derivative financial instruments [1]	-	10,893	-	10,893

Total	-	770,383	-	770,383

As of December 31, 2011 (in thousands)	Level 1 EUR	Level 2 EUR	Level 3 EUR	Total EUR

Assets
Derivative financial instruments [1]	-	126,351	-	126,351
Money market funds [2]	369,238	-	-	369,238

Total	369,238	126,351	-	495,589

Liabilities
Long-term debt [4]	-	736,368	-	736,368
Derivative financial instruments [1]	-	40,359	-	40,359

Total	-	776,727	-	776,727

1	Derivative financial instruments consist of forward foreign exchange contracts and interest rate swaps. See Note 3.
2	Money market funds are part of our cash and cash equivalents.
3	Short-term investments consist of Dutch Treasury Certificates and deposits with the Dutch government.
4	Long-term debt mainly relates to our EUR 600.0 million Eurobond (fair value as at December 31, 2012: EUR 710.1 million (2011: EUR 695.6 million)) and excludes accrued interest. For further details see Note 14.

There were no transfers between levels during the years ended December 31, 2012 and December 31, 2011.

Assets and liabilities measured at fair value on a nonrecurring basis

In 2012, we recognized impairment charges of EUR 3.2 million (2011: EUR 12.3 million; 2010: EUR 8.6 million) on our property, plant and equipment, mainly relating to furniture, fixture and other equipment. Valuation of these assets is classified as Level 3 in the fair value hierarchy since their fair values were determined based on unobservable inputs. The impairment charge is determined based on the difference between the assets’ estimated fair value (being EUR 0.1 million) and their carrying amount. For further information, see Note 11.

We did not recognize any impairment charges for goodwill and other intangible assets during 2012. See Notes 9 and 10 for more information.